American Funds Insurance Series® Global Balanced Fund Summary Prospectus Supplement January 1, 2019 (for Class 1, Class 1A, Class 2 and Class 4 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Hilda L. Applbaum	7 years	Partner – Capital World Investors
Paul Flynn	5 years	Partner – Capital World Investors
Thomas H. Høgh	Less than 1 year	Partner – Capital Fixed Income Investors
Robert H. Neithart	7 years	Partner – Capital Fixed Income Investors
Anirudh Samsi	1 year	Partner – Capital World Investors
Tomonori Tani	1 year	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-060-0119O CGD/8024-S69978